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                                                                   Exhibit 23.01

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in or included in this Form 10-K, into Choice Hotels International, Inc.'s previously filed Registration Statements File No. 333-36819, No. 333-41355, No. 333-41357 and No. 333-67737.

                                                        /s/  Arthur Andersen LLP

Vienna, Virginia
March 25, 2002